UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a‑12

I-MINERALS INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

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I-MINERALS INC.

NOTICE OF 2018 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 27, 2018

To the Company’s Shareholders:

Notice is hereby given that the 2018 Annual General Meeting (the “Meeting”) of the shareholders of I-Minerals Inc., a corporation continued under the laws of the Canada Business Corporations Act (“CBCA”) (the “Company”), will be held at Suite 704, 595 Howe Street, Vancouver, British Columbia, Canada on November 27, 2018, commencing at 10:00 a.m. (Pacific Standard Time), for the following purposes:

1.	To set the number of directors for the ensuing year at five (5) persons.

2.	To elect John Theobald, Allen L. Ball, W. Barry Girling, Gary Childress and Wayne Moorhouse as directors of the Company for the ensuing year.

3.	To appoint BDO Canada LLP as the auditors of the Company until the next annual general meeting of the Company and to authorize the directors of the Company to fix the remuneration to be paid to the auditors.

4.	To consider and, if deemed advisable, to approve an ordinary resolution ratifying and approving certain amendments to the Company’s 10% “rolling” Stock Option Plan as described in the Proxy Statement.

5.	To consider, and, if deemed advisable, approve a resolution ratifying and approving the Company’s 10% “rolling” Stock Option Plan as described in the Proxy Statement.

6.	To receive the audited financial statements of the Company for the fiscal year ended April 30, 2018 and the accompanying record for the audits.

Only shareholders of record at the close of business on October 11, 2018 are entitled to notice of, and to vote at, the Meeting.

Shareholders unable to attend the Meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered shareholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

BY ORDER OF THE BOARD OF DIRECTORS OF

I-MINERALS INC.

/s/ John Theobald

John Theobald,

Chief Executive Officer, President and Director

Vancouver, British Columbia

October 23, 2018

IMPORTANT

Whether or not you expect to attend in person, the Company urges you to sign, date, and return the enclosed proxy at your earliest convenience. This will help to ensure the presence of a quorum at the

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Meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE I-MINERALS INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION.  Sending in your proxy will not prevent you from voting your shares at the Meeting if you desire to do so, as your proxy is revocable at your option.

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I-MINERALS INC.

Suite 880, 580 Hornby Street

Vancouver, British Columbia, Canada V6C 3B6

PROXY STATEMENT

FOR THE 2018 ANNUAL GENERAL MEETING OF THE SHAREHOLDERS
TO BE HELD ON NOVEMBER 27, 2018

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of I-Minerals Inc. (“we”, “us”, “our” and the “Company”) for use at the 2018 Annual General Meeting of the shareholders of the Company (the “Meeting”) to be held on November 27, 2018 at 10:00 a.m. (Pacific Standard Time) at Suite 704, 595 Howe Street, Vancouver, British Columbia, Canada and at any adjournment thereof, for the purposes set forth in the preceding Notice of Annual General Meeting.

This Proxy Statement, the Notice of Annual General Meeting and the enclosed proxy card are expected to be mailed to the Company’s shareholders on or about October 24, 2018.

The Company does not expect that any matters other than those referred to in this Proxy Statement and the Notice of Annual General Meeting will be brought before the Meeting.  However, if other matters are properly presented before the Meeting, the persons named as proxy appointees will vote upon such matters in accordance with their best judgment. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the Meeting.

The date of this Proxy Statement is October 23, 2018.

Important Notice Regarding the Internet Availability of Proxy Materials for the Meeting to be held on November 27, 2018.  This Proxy Statement to the shareholders is available on the Company’s website at www.imineralsinc.com/s/investors/asp.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you are a shareholder of record as at the close of business on October 11, 2018 (the “Record Date”), and are entitled to vote at this Meeting.  This Proxy Statement describes issues on which the Company would like you, as a shareholder, to vote.  It provides information on these issues so that you can make an informed decision.  You do not need to attend the Meeting to vote your shares.

When you sign the proxy card, you appoint the directors and/or officers (the “Designated Persons”) who are named in the proxy card of the Company.  The Designated Persons will vote your shares at the Meeting (or any adjournments or postponements) as you have instructed them on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Meeting, just in case your plans change.

If no choice is specific in the proxy with respect to a matter to be acted upon, the proxy confers discretionary authority with respect to that matter upon the Designated Persons named in the proxy card.  It is intended that the Designated Persons will vote the common shares represented by the proxy in favour of each matter identified in the proxy and for the nominees of the Company’s Board of Directors and auditors.

If an issue comes up for vote at the Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, the Designated Persons will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

Who is soliciting my vote?

The Board of Directors of the Company is soliciting your proxy to vote at the Meeting.

Who pays for this proxy solicitation?

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares in their names that are beneficially owned by others to forward to these beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the shares at the Company's discretion. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by the Company’s directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Who is entitled to attend and vote at the Meeting?

Only shareholders of the Company of record at the close of business on October 11, 2018, will be entitled to vote at the Meeting.  Shareholders entitled to vote may do so by voting those shares at the Meeting or by proxy.

What matters am I voting on?

You are being asked to vote on the following matters:

1.	To set the number of directors for the ensuing year at five (5) persons.

2.	To elect John Theobald, Allen L. Ball, W. Barry Girling, Gary Childress and Wayne Moorhouse as directors of the Company for the ensuing year.

3.	To appoint BDO Canada LLP as the auditors of the Company until the next annual general meeting of the Company and to authorize the directors of the Company to fix the remuneration to be paid to the auditors.

4.	To consider and, if deemed advisable, to approve an ordinary resolution ratifying and approving certain amendments to the Company’s 10% “rolling” Stock Option Plan.

5.	To consider, and, if deemed advisable, approve a resolution ratifying and approving the Company’s 10% “rolling” Stock Option Plan.

6.	To receive the audited financial statements of the Company for the fiscal year ended April 30, 2018 and the accompanying record for the audits.

The Company will also consider any other business that properly comes before the Meeting.

How do I vote?

The voting process is different depending on whether you are a registered shareholder or a beneficial shareholder:

-	You are a registered shareholder if your common shares are registered in your name (“Registered Shareholder”).
-	You are a beneficial shareholder if your shares are held on your behalf by your intermediary (“Beneficial Shareholder”).

Registered Shareholder: Common Shares Registered in Your Name

If you are a Registered Shareholder, you are entitled to vote in persons at the Meeting or by proxy whether or not you attend the Meeting.  You may vote by proxy:

-	by signing your proxy card and mailing it to the Company’s transfer agent at the address on the proxy card;
-	by signing and e-mailing your proxy card to the Company’s transfer agent for proxy voting at the e-mail address provided on the proxy card;
-	by telephone by following the instructions set out in the proxy card; and
-	through the internet by following the instructions set out in the proxy card.

If you wish to submit a proxy, whether by paper, telephone, email, or internet, you must complete and sign the proxy, and then return it to the Company’s transfer agent, Computershare Investor Services Inc., in accordance with the instructions set forth in the proxy card, no later than 48 hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof. The chair of the Meeting may waive the proxy cut-off without notice. If the proxy is not dated, it will be deemed to be dated seven calendar days after the date on which it was mailed to you (the Registered Shareholder).

Beneficial Shareholder: Common Shares Registered in the Name of an Intermediary such as a Brokerage Firm, Bank, Dealer or other Similar Organization

The following information is of significant importance to those shareholders who do not hold shares in their own name. Beneficial Shareholders should note that only proxies deposited by shareholders whose names appear on the records of the Company as the registered holders of common shares can be recognized and acted upon at the Meeting

If your common shares are listed in an account statement provided to you by a broker, then in almost all cases your common shares will not be registered in your name on the records of the Company.  In such circumstances, your common shares will more likely be registered under the names of your broker or an agent of that broker.  In Canada, the vast majority of such common shares are registered under the name of CDS & Co., being the registration name for The Canadian Depository for Securities Limited (which acts as nominee for many Canadian brokerage firms), and in the United States, under the name of Cede & Co., as nominee for The Depository Trust Company (which acts a depository for many U.S. brokerage firms and custodian banks).  You should ensure that instructions respecting the voting of your common shares are communicated to the appropriate person well in advance of the Meeting.

Regulatory polices require Intermediaries to seek voting instructions from Beneficial Shareholders in advance of shareholder meetings.  Beneficial Shareholders have the option of not objecting to their Intermediary disclosing certain ownership information about themselves to the Company (such Beneficial Shareholders are designated as non-objecting beneficial owners, or “NOBOs”) or objecting to their Intermediary disclosing ownership information about themselves to the Company (such Beneficial Shareholders are designated as objecting beneficial owners, or “OBOs”).

In accordance with the requirements of National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer, the Company has elected to send the Proxy Statement, the Notice of Annual General Meeting and a request for voting instructions (a “VIF”), instead of a proxy (the Proxy Statement, the Notice of Annual General Meeting and VIF or proxy are collectively referred to as the “Meeting Materials”) directly to the NOBOs.  The Company will not be paying to send the Meeting Materials to OBOs.  OBOs will not receive a copy of the Meeting Materials unless their Intermediaries (or their service companies) assume the cost of delivery.  A VIF enables a Beneficial Shareholder to provide instructions to the registered holder of its common shares as to how those shares are to be voted at the Meeting and allow the registered holder to provide a Proxy voting the common shares in accordance with those instructions. A VIF should be completed and returned in accordance with its instructions.  The results of the VIFs received from NOBOs will be tabulated and appropriate instructions respecting voting of common shares to be represented at the Meeting will be provided to the registered shareholders.

Intermediaries are required to seek voting instructions from OBOs in advance of the Meeting. Every Intermediary has its own mailing procedures and provides its own return instructions, which should be carefully followed by OBOs to ensure that their common shares are voted at the Meeting. Most brokers now delegate responsibility for obtaining voting instructions from clients to Broadridge Investor Communications Solutions (“Broadridge”), which mails the materials for the Meeting to OBOs and asks them to return a VIF to Broadridge. An OBO receiving a VIF from Broadridge may use that VIF to vote common shares directly at the Meeting if the OBO inserts their name as the name of the person to represent them at the Meeting. The VIF must be returned to Broadridge well in advance of the Meeting in order to have the common shares voted.

In either case, the purpose of this procedure is to permit Beneficial Shareholders to direct the voting of the shares which they beneficially own.  If you receive a VIF, you cannot use it to vote your common shares directly at the Meeting.  You should carefully follow the instructions set out in the VIF including those regarding when and where the VIF is to be delivered.  If you wish to attend the Meeting as a Beneficial Shareholder or have someone else attend on your behalf, you will need to write their name (or their nominee’s name) in the space provided in the VIF and return it in accordance with the instructions of the VIF.

Only Registered Shareholders have the right to revoke a proxy.  As a Beneficial Shareholder, you will need, at least seven days before the Meeting, to arrange for your Intermediary to revoke your VIF on your behalf.

These securityholder materials are being sent to both Registered Shareholders and Beneficial Shareholders.  If you are a Beneficial Shareholder, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.

By choosing to send these materials to you directly, the Company (and not the intermediary holding on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

What if I share an address with another person and we received only one copy of the proxy materials?

The Company will only deliver one Proxy Statement to multiple shareholders sharing an address unless it has received contrary instructions from one or more of the shareholders. The Company will promptly deliver a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

I-Minerals Inc.

Attention: Matthew Anderson, Chief Financial Officer

Suite 880, 580 Hornby Street

Vancouver, British Columbia, Canada V6C 3B6

Shareholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above.

How do I appoint a proxyholder?

A shareholder has the right to appoint a person or company (who need not be a shareholder) to attend and act for or on behalf of that shareholder at the Meeting, other than the Designated Persons named in the enclosed proxy card.

To exercise the right, the shareholder may do so by striking out the printed names and inserting the name of such other person and, if desired, an alternate to such person, in the blank space provided in the proxy card.  Such shareholder should notify the nominee of the appointment, obtain the nominee’s consent to act as proxy and should provide instruction to the nominee on how the shareholder’s shares should be voted.  The nominee should bring personal identification to the Meeting.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting.  You may do this by:

(a)	executing and delivering a written notice of revocation of proxy to the office of the Company at any time before the taking of the vote at the Meeting;

(b)	executing and delivering a later-dated proxy relating to the same shares to the office of the Company at any time before taking of the vote at the Meeting; or

(c)	attending the Meeting in person and:

(i)	giving affirmative notice at the Meeting of your intent to revoke their proxy; and

(ii)	voting in person.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to the office of the Company as follows: I-Minerals Inc., Attention: Matthew Anderson, Chief Financial Officer, Suite 880, 580 Hornby Street, Vancouver, British Columbia, Canada V6C 3B6.  Attendance at the Meeting will not, by itself, revoke a shareholder’s proxy without the giving of notice of intent to revoke that proxy.

What constitutes a quorum?

In order to hold a valid meeting of the Company’s shareholders, a quorum equal to one shareholder must be present at the meeting, in person or represented by proxy.

Shareholders who abstain from voting on any or all proposals, but who are present at the Meeting or represented at the Meeting by a properly executed proxy will have their shares counted as present for the purpose of determining the presence of a quorum.  Broker non-votes will also be counted as present at the Meeting for the purpose of determining the presence of a quorum.  However, abstentions and broker non-votes will not be counted either in favor or against any of the proposals brought before the Meeting.  A broker non-vote occurs when shares held by a broker for the account of a beneficial owner are not voted for or against a particular proposal because the broker has not received voting instructions from that beneficial owner and the broker does not have discretionary authority to vote those shares.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.  The Company will pay the costs of preparing and distributing to shareholders additional proxy materials, if required in connection with any adjournment. Any adjournment will require the affirmative vote of a majority of those securities represented at the Meeting in person or by proxy.

How are abstentions and broker non-votes treated?

Shareholders may vote for or against the proposals or they may abstain from voting.  Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Meeting, but will not be counted as either in favor or against the proposals.

What vote is required to approve each item?

In order for a proposal to be approved, the number of votes cast at the Meeting in favor of the proposal must be greater than the number of votes cast against the proposal.  As of the Record Date, there were 90,793,612 common shares outstanding and entitled to vote. The affirmative vote of the holders of a majority of the Company’s common shares represented at the Meeting (except as specified below) in person or by proxy is required to approve the following proposals:

1.	To set the number of directors for the ensuing year at five (5) persons.

2.	To elect John Theobald, Allen L. Ball, W. Barry Girling, Gary Childress and Wayne Moorhouse as directors of the Company for the ensuing year.

3.	To appoint BDO Canada LLP as the auditors of the Company until the next annual general meeting of the Company and to authorize the directors of the Company to fix the remuneration to be paid to the auditors.

4.	To consider and, if deemed advisable, to approve an ordinary resolution ratifying and approving certain amendments to the Company’s 10% “rolling” Stock Option Plan.

5.	To consider, and, if deemed advisable, approve a resolution ratifying and approving the Company’s 10% “rolling” Stock Option Plan as described in the Proxy Statement.

6.	To receive the audited financial statements of the Company for the fiscal year ended April 30, 2018 and the accompanying record for the audits.

Therefore, the number of votes cast at the Meeting in favor of each of the above proposals must be greater than the number of votes cast against each respective proposal.

Will my shares be voted if I do not sign and return my proxy card?

If you are a Beneficial Shareholder, your intermediary, under certain circumstances, may vote your shares.

If you are a Registered Shareholder, and you do not sign and return your proxy card, your shares will not be voted at the Meeting.

Will I be entitled to appraisal rights under the Canada Business Corporations Act?

Under the Canada Business Corporations Act, the Company’s shareholders are not entitled to appraisal rights in connection with the proposals.

When are the shareholder proposals due for the 2018 Annual Meeting?

The deadline for submitting a shareholder proposal for inclusion in the Company’s proxy statement and proxy card for its 2019 annual meeting of shareholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) is July 30, 2019; provided, however, that in the event the Company hold its 2019 annual meeting more than 30 days before or after the one year anniversary date of the 2018 Annual Meeting, the Company will disclose the new deadline by which proxies must be received under Item 5 of the Company’s earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform shareholders.  In addition, shareholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

Any shareholders who wish to submit a proposal are encouraged to seek independent counsel about requirements of the SEC and the Canada Business Corporations Act.  The Company will not consider any proposals that do not meet the SEC and Canada Business Corporations Act requirements for submitting a proposal.  Notices of intention to present proposals for the Company’s next annual meeting should be delivered to I-Minerals Inc., Suite 880, 580 Hornby Street, Vancouver, British Columbia, Canada V6C 3B6, Attention: Matthew Anderson, Chief Financial Officer.

PROPOSAL NUMBER ONE – NUMBER OF DIRECTORS

The Articles of the Company provide for a board of directors of no fewer than three directors and no greater than a number as fixed or changed from time to time by majority approval of the shareholders.

At the Meeting, shareholders will be asked to pass an ordinary resolution to set the number of directors of the Company for the ensuing year at five (5). The number of directors will be approved if the affirmative vote of the majority of common shares present or represented by proxy at the Meeting and entitled to vote are voted in favour to set the number of directors at five (5).

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the common shares present or represented by proxy at the Meeting and entitled to vote is required to approve Proposal Number One.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” TO SET THE NUMBER OF DIRECTORS OF THE COMPANY FOR THE ENSUING YEAR AT FIVE (5).

PROPOSAL NUMBER TWO – ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of five directors: John Theobald, Allen L. Ball, W. Barry Girling, Gary Childress and Wayne Moorhouse.  At the Meeting, shareholders will elect five directors to serve until the next annual meeting of shareholders and until their respective successors shall have been duly elected and qualified, or until their death, resignation or removal. Unless marked otherwise, proxies received will be voted “FOR” the election of the five nominees named below.

Directors are elected by a plurality of the votes present in person and represented by proxy and entitled to vote at a meeting at which a quorum is present. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees for director named above. Abstentions will be counted as present for purposes of determining the presence of a quorum. If a quorum is present, the nominees for director receiving the highest number of votes will be elected as directors. Abstentions will have no effect on the vote. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose.

Nominees

The Board of Directors intends to nominate the five persons identified as its nominees in this Proxy Statement.  The names of each nominee and certain information about them are set forth below:

Name Of Nominee	Age	Position
John Theobald	61	President, CEO and Director
Allen L. Ball	73	Director
W. Barry Girling(1)	58	Senior VP and Director
Gary Childress(1)	70	Director
Wayne Moorhouse(1)	54	Director

Note:

(1)         Member of the audit committee.

There is no family relationship between the Company’s directors and there are no legal proceedings to which any of the directors are a party adverse to us or in which any of the Company’s directors have a material interest adverse to us.  Set forth below is a brief description of the background and business experience of each director for the past five years:

John Theobald has been our Chief Executive Officer and President since February 2018, and a director since July 21, 2016. Mr. Theobald has over thirty-five years in the international mining industry and has been involved with exploration, business development, operations, investments and capital markets.  Most recently he was a director of ASX listed High Peak Royalties Ltd, director, CEO & COO of London and TSX listed royalty company Anglo Pacific Group plc, and served as Chairman of First Coal Corporation which was successfully sold to Xstrata plc for C$147 million. From 1999 to 2008 he held a number of senior positions with Sibelco, a major industrial minerals group, where he gained significant experience of kaolin, feldspar, clay and quartz markets and operations. Mr. Theobald has a B.Sc. with Honours in Geology from the University of Nottingham, is a Chartered Engineer with the UK Engineering Council, Fellow of the Institute of Materials Minerals and Mining (UK) and Member of the Institute of Directors (UK).

Allen L. Ball has been a director since March 2002. Mr. Ball is a successful Idaho business man and has been involved in many business ventures including farming, farm implement sales, vending machines, cosmetics industry, mining, timber, construction and related materials, high tech venture capital, commercial car washes, A/R factoring, septic system sales / installation / servicing, lending, real estate development, hospitality, assisted living, pharmaceutical, firearms manufacturing, fishing lodge/outfitting, and motorsports sales, but he is probably most known for his involvement in forming Melaleuca, Inc, which is a manufacturer of wellness products and based in Idaho.

W. Barry Girling has been a director since March 2002. Mr. Girling has been active in various aspects of mineral exploration since 1977. He couples his geological understanding with a B.Com. (Finance) degree to provide consulting services to a number of TSX Venture Exchange companies. He has strong capital markets experience gained as a founder and director of Foundation Resources Inc. and Search Minerals Inc and was a director of Roxgold Inc. from August 2006 through September 2102 completed the re-organization of Roxgold Inc. and the acquisition of its Burkina Faso gold properties. Aside from I-Minerals Inc., Mr. Girling was from November 2012 President and CEO of Birch Hill Gold Corporation until it amalgamated with Canoe Mining Ventures in June of 2014, Kiska Metals Inc. until March 2017 and continues to serve as a director of Zinc One Resources Inc., Silver One Resources Inc., SantaCruz Silver Mining Ltd., Broome Capital Inc. and Ironwood Capital Corp.

Gary Childress has been a director since November 2013. Mr. Childress has a BS in Ceramic Engineering from Clemson University and has spent much of the last 40 years in industrial minerals or related industries. He served as General Manager of Edward Orton Ceramic Foundation (“Orton”)from September 2001 until •, 2018. Orton’s  primary focus is providing products to assist and enhance high temperature processing of ceramics and other materials. Mr. Childress also served as Vice President of Hecla Mining Company from 1994 to 2001 where he was responsible for Heclas's industrial mineral division including acquisitions and project development.

Wayne Moorhouse has been a director since January 6, 2014. Mr. Moorhouse has extensive experience with public companies and has acted as the CFO, corporate secretary or president of a number of TSX and TSX Venture listed resource companies and their subsidiaries.  In particular, Mr. Moorhouse served as CFO and corporate secretary of Silvermex Resources Inc., a former TSX company with a producing silver-gold property in Mexico, from June 2003 to October 2010, and as a special advisor from November 2010 to December 2011.  Between January 2012 and September 2013, Mr. Moorhouse served as CFO of Roxgold Inc, a company listed on the TSX Venture Exchange which operates the Yaramoko Gold Mine in Burkina Faso.  Currently, Mr. Moorhouse is CFO of Midnight Sun Mining Corp., a company listed on the TSX Venture Exchange engaged in copper exploration in Africa.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the common shares present or represented by proxy at the Meeting and entitled to vote is required to approve Proposal Number Two.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE. PROXIES RECEIVED BY THE COMPANY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE IN THE PROXY.

 PROPOSAL NUMBER THREE – APPOINTMENT OF AUDITOR

Shareholders will be asked to vote for the appointment of BDO Canada LLP, Chartered Professional Accountants, to serve as auditors of the Company to hold office until the next annual general meeting of the shareholders or until such firm is removed from office or resigns as provided by law and to authorize the Board of Directors of the Company to fix the remuneration to be paid to the auditors.

BDO audited the Company’s financial statements for the year ended April 30, 2018, and has been recommended by the Board of Directors pursuant to the recommendation of the Audit Committee to serve as the Company’s auditors for the fiscal year ending April 30, 2019. At the direction of the Board of Directors, this appointment is being presented to the shareholders for ratification or rejection at the Meeting. If the shareholders do not appoint BDO, the Audit Committee may reconsider, but will not necessarily change, its selection of BDO to serve as the Company’s auditors.

A representative of BDO is not expected to be present at the Meeting.

Principal Accountant Fees

The aggregate fees billed for the two most recently completed fiscal years ended April 30, 2018 and 2017 for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of the financial statements included its Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended April 30, 2018	Year Ended April 30, 2017
Audit Fees	$83,498	$80,389
Audit Related Fees	-	-
Tax Fees	8,078	6,862
All Other Fees	13,210	-
Total	$104,773	$87,251

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The policy of the Company’s audit committee is to pre-approve all audit and permissible non-audit services to be performed by the Company’s independent auditors during the fiscal year. Before engaging an independent registered public accountant to render audit or non-audit services, the engagement is approved by the Company’s audit committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the audit committee.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the common shares present or represented by proxy at the Meeting and entitled to voteis required to approve Proposal Number Three.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPOINTMENT OF BDO CANADA LLP, CHARTERED PROFESSIONAL ACCOUNTANTS, AS THE COMPANY’S AUDITORS UNTIL THE NEXT ANNUAL GENERAL MEETING AT A REMUNERATION TO BE FIXED BY THE COMPANY’S BOARD OF DIRECTORS.

 PROPOSAL NUMBER FOUR – RATIFICATION AND APPROVAL OF CERTAIN AMENDMENTS TO THE STOCK OPTION PLAN

The Company’s board of directors have approved certain amendments to its Stock Option Plan, as disclosed below:  The TSX Venture Exchange (the “Exchange”) policy requires that amendments to an existing stock option plan be submitted for approval by the shareholders at an annual general meeting unless the amendments:  (i) fix typographical errors; or (ii)  clarify existing provisions of a stock option plan that do not have the effect of altering the scope, nature and intent of such provisions (collectively, “housekeeping amendments”).  The Exchange has also advised the Company that the proposed amendment regarding the introduction of an extension in the term of a stock option during a Blackout Period does not constitute a “housekeeping amendment”, and that shareholder approval therefor will be required as well as subsequent Exchange acceptance.  Accordingly, management is seeking ratification and approval of these amendments by the shareholders.  The board of directors of the Company has approved these amendments and recommends shareholders vote in favour of approving and ratifying these amendments.

The following are the amendments to the existing Stock Option Plan which is set forth in Appendix “A” of this Proxy Statement:

(a)	Section 6.04 (“Length of Grant”) is amended to read as follows:

“Subject to sections 6.10, 6.11, 6.12, 6.13 and 6.14 all options granted under the Plan shall expire not later than the date which is 5 years from the date such options were granted, provided that in the case of any option granted under the Plan which would otherwise expire during a period during which the Optionee was prohibited from trading in the Corporation’s securities (a “Blackout Period”), the term of any such option shall be extended such that any such option shall expire at the close of business on the tenth business day subsequent to the date the Blackout Period has been terminated, provided further that such extension will not apply where either the Optionee or the Corporation is subject to a cease trade order (or similar order under applicable securities law) in respect of the Corporation’s securities.”

(b)	Section 6.08 (“Exercise and Payment”) is amended to read as follows:

“Subject to section 6.06, any option granted under the Plan may be exercised:

(a)	on or after the date the option is granted; or

(b)	pursuant to such vesting provisions as may be determined by the Board of Directors;

by an Optionee, or, if applicable, the legal representatives of an Optionee, giving notice to the Corporation specifying the number of shares in respect of which such option is being exercised, accompanied by payment (by cash or certified cheque payable to the Corporation) of the entire exercise price (determined in accordance with the Option Agreement) for the number of shares specified in the notice. Upon any such exercise of an option by an Optionee the Corporation shall cause the transfer agent and registrar of shares of the Corporation to promptly deliver to such Optionee or the legal representatives of such Optionee, as the case may be, a share certificate in the name of such Optionee or the legal representatives of such Optionee, as the case may be, representing the number of shares specified in the notice.”

(c)	the form of Option Agreement appearing as Schedule “A” to the existing Stock Option Plan is amended as provided for in Appendix “B” of this Proxy Statement.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the common shares present or represented by proxy at the Meeting and entitled to vote is required to approve Proposal Number Four.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION AND APPROVAL OF THE AMENDMENTS TO THE EXISTING STOCK OPTION PLAN.

PROPOSAL NUMBER FIVE – RATIFICATION AND APPROVAL OF STOCK OPTION PLAN

The Company received shareholder approval on December 18, 2017 of its “rolling” stock option plan (the “Stock Option Plan”) whereby 10% of the number of issued and outstanding shares of the Company at any given time may be reserved for issuance pursuant to the exercise of options.  The TSX Venture Exchange requires that the Stock Option Plan be submitted for approval by the shareholders at the annual general meeting of the Company.  Accordingly, management is seeking ratification and approval of the Stock Option Plan by the shareholders.  The board of directors of the Company has approved the Stock Option Plan and recommends shareholders vote in favour of approving and ratifying the Stock Option Plan.

The Stock Option Plan was established to provide incentive to directors, officers, employees, management company employees and consultants who provide services to the Company.  The intention of management in proposing the Stock Option Plan is to increase the proprietary interest of such persons in the Company and thereby aid the Company in attracting, retaining and encouraging the continued involvement of such persons with the Company.

The Stock Option Plan provides for a floating maximum limit of 10% of the outstanding common shares, as permitted by the policies of the Exchange. As of the date of this Proxy Statement, the Company was eligible to grant up to 9,079,361 options under its Stock Option Plan.  There are presently 5,975,000 options outstanding and 3,104,361 remain available under the Stock Option Plan.

Terms of the Stock Option Plan

Options may be granted under the Stock Option Plan to such service providers of the Company and its affiliates, if any, as the Board of Directors may from time to time designate.  The exercise price of option grants will be determined by the Board of Directors, but cannot be lower than the price permitted by the TSX Venture Exchange.  The Stock Option Plan provides that the number of common shares that may be reserved for issuance to any one individual upon exercise of all stock options held by such individual may not exceed 5% of the issued common shares, if the individual is a director or officer, or 2% of the issued common shares, if the individual is a consultant or engaged in providing investor relations services, on a yearly basis. Subject to earlier termination, all options granted under the Stock Option Plan will expire not later than the date that is five years from the date that such options are granted. In the event that an optionee ceases to be a director, officer, employee or consultant, the option will terminate within ninety days.  In the event of the death of an optionee, the options will only be exercisable within 12 months of such death.  Options granted under the Stock Option Plan are not transferable or assignable other than by will or other testamentary instrument or pursuant to the laws of succession.

Disinterested Shareholder Approval

Under the policies of the TSX Venture Exchange, if the grant of options under the proposed Stock Option Plan to insiders of the Company, together with all of the Company’ outstanding stock options, could result at any time in:

(a)	the number of shares reserved for issuance pursuant to stock options granted to insiders of the Company exceeding 10% of the issued common shares of the Company;

(b)	the grant to insiders of the Company, within a 12 month period, of a number of options exceeding 10% of the issued common shares of the Company; or

(c)	the issuance to any one optionee, within a 12 month period, of a number of shares exceeding 5% of the issued common shares of the Company,

the Company must obtain disinterested shareholder approval.  The policies of the TSX Venture Exchange and the terms of the proposed Stock Option Plan also provide that disinterested shareholder approval will be required for any agreement to decrease the exercise price of options previously granted to insiders of the Company.  The term disinterested shareholder approval means approval by a majority of the votes cast at the Meeting other than votes attaching to shares of the Company beneficially owned by insiders of the Company to whom options may be granted under the proposed Stock Option Plan.

A copy of the Stock Option Plan is set forth in Appendix “A” of this Proxy Statement.

Required Vote

The affirmative approval of the holders of record on the Record of a majority of the common shares present or represented by proxy at the Meeting and entitled to voteis required to approve Proposal Number Four.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION AND APPROVAL OF THE STOCK OPTION PLAN.

AUDIT COMMITTEE AND CORPORATE GOVERNANCE

Meetings and Committees of the Board of Directors

During the fiscal year ended April 30, 2018, the Company’s Board of Directors held four meetings and various matters were approved by consent resolution of the entire board. The Company’s audit committee held four meetings during the fiscal year ended April 30, 2018.  Although we do not have a formal policy regarding director attendance at annual general meetings, directors are encouraged to attend the Meeting absent extenuating circumstances.

Audit Committee

Audit Committee Charter

The Company’s audit committee is governed by an audit committee charter, the text of which is attached as Appendix “B” to this Proxy Statement.

Composition

The Company’s audit committee currently consists of three directors, W. Barry Girling, Gary Childress and Wayne Moorhouse. As defined in Canadian National Instrument 52-110 – Audit Committees (“NI 52-110”), Messrs. Childress and Moorhouse are considered “independent” and Mr. Girling is not considered “independent”. A member of the audit committee is “independent” if the member has no direct or indirect material relationship with the Company. A material relationship means a relationship which could, in the view of the Company’s board of directors, reasonably interfere with the exercise of the member’s independent judgment.

None of the members of the audit committee are considered an “audit committee financial expert” as defined under Item 407(d)(5) of the Exchange Act.

Relevant Education and Experience

NI 52-110 provides that a member of the audit committee is considered to be “financially literate” if he has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexities of the issues that can reasonably be expected to be raised by the Company. All of the members of the Company’s audit committee are considered to be “financially literate”, as that term is defined in NI 52-110.

Barry Girling received a B. Comm. (Finance) from the University of British Columbia in 1990 and has been active in the public markets since then, serving as a director and/or officer of several public companies with relevant experience in financing, accounting and other functions.

Gary Childress was the General Manager and Secretary of The Edward Orton Jr. Ceramic Foundation. Mr. Childress has more than 25 years’ experience as a senior executive directly involved in the mining, processing and marketing of industrial minerals.

Wayne Moorhouse has extensive experience with public companies and has acted as the CFO, Corporate Secretary or President of a number of TSX and TSX Venture Exchange listed resource companies and their subsidiaries, and including Roxgold Inc., Silvermex Ltd., Genco Resources Ltd., Andover Ventures Inc. and Stealth Energy Inc. His background includes public company reporting, mine development, operations, mine finance, contract negotiations, community and government relations, corporate governance and mergers and acquisitions. Mr. Moorhouse is currently the CFO of Midnight Sun Mining Corp. and a director of Source Exploration Corp.

The board of directors believes that the audit committee members have the relevant education and experience to comply with NI 52-110.

Audit Committee Oversight

At no time since the commencement of the Company’s most recent completed financial year has a recommendation of the Audit Committee to nominate or compensate an external auditor not been adopted by the Board of Directors.

Reliance on Certain Exemptions

At no time since the commencement of the Company’s most recently completed financial year has the Company relied on the exemption in Sections 2.4 and 6.1.1 of NI 52-110, or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110.

Pre-Approval Policies and Procedures

The Audit Committee has adopted specific policies and procedures for the engagement of non-audit services as described above under the heading “Proposal Number Three – Ratification of Selection of Independent Registered Public Accounting Firm – Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors”.

Exemption

The Audit Committee has relied on an exemption under Part 6.1 of NI 52-110.

Compensation Committee

The Company does not have a compensation committee.

Director Nomination

The Board of Directors has not formed a nominating committee or similar committee to assist the Board of Directors with the nomination of directors for the Company. The Board of Directors considers itself too small to warrant creation of such a committee; and each of the directors has contacts he can draw upon to identify new members of the Board of Directors as needed from time to time.

The Board of Directors will continually assess its size, structure and composition.  Nominees for director will be selected on the basis of their integrity, experience, achievements, judgment, intelligence, personal character, and capacity to make independent analytical inquiries, ability and willingness to devote adequate time to Board duties, and likelihood that he or she will be able to serve on the Board for a sustained period. Due consideration will be given to the Board's overall balance of diversity of perspectives, backgrounds and experiences. At a minimum, each nominee will be expected to:

(a)	understand the Company's business and the industry in general;
(b)	regularly attend meetings of the Board and of any committees on which the director serves;
(c)	review in a timely fashion and understand materials circulated to the Board regarding the Company or the industry;
(d)	participate in meeting and decision making processes in an objective and constructive manner; and
(e)	be reasonably available, upon request, to advise the Company's officers.

Corporate Governance Practices

Director Independence

The Company’s common shares trade in Canada on the TSX Venture Exchange and in the over-the-counter in the United States on the OTCQB market place.  The Company’s securities are not listed in the United States on a national securities exchange or an interdealer quotation system.

When assessing the independence of the Company’s Board of Directors, for corporate governance purposes, applies the rules of the TSX Venture Exchange.  Under the rules of the TSX Venture Exchange, the Company is required to have a minimum of two independent directors.  For purposes of the TSX Venture Exchange rules, a director is considered to be “independent” if he or she has no direct or indirect relationship that could, in the view of the Board of Directors, reasonably interfere with the exercise of his or her independent judgment.  Under these rules, any person meeting the following criteria would be deemed to have a “material relationship” to us, and to not be independent:

(a)	(a) Anyone that has been an employee or executive officer within the last 3 years;
(b)	(b) Any immediate family member of a person that has been an executive officer within the last 3 years;
(c)	(c) Any person that is a partner or employee of our internal or external auditors, or was a partner or employee of our internal or external auditors within the last 3 years and personally worked on our audit during that time;
(d)	(d) Any person that has a spouse or a child that shares the person’s home that is a partner of our internal or external auditor;
(e)	(e) Any person that is or has been, within the last 3 years, or has an immediate family member that is or has been, within the last 3 years, an executive officer of another entity, if any of our current executive officers serve or served at the same time with that person on the other entity’s compensation committee; and
(f)	(f) Any person that received more than $75,000 in direct compensation from us during any 12 month period within the last three years.

However, when assessing the independence of the Company’s directors for purposes of this section, the Company has applied the definition of independence set out in NASDAQ Rule 5605(a)(2).  Generally, NASDAQ Rule 5605(a)(2) provides that a director is independent if he or she is not an executive officer or employee, and does not otherwise have a relationship which, in the opinion of the Company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director.  The following persons are deemed, for purposes of Rule 5605(a)(2) to not be independent:

(i)	Any person that was employed by us within the last 3 years;
(ii)	Any person that accepted, or has an immediate family member that accepted, compensation from us in excess of $120,000 during any 12 month period within the last 3 years;
(iii)	Any person that is an immediate family member of another person that is, or was, at any time during the last 3 years, employed as an executive officer of our Company;
(iv)	Any person that is, or has an immediate family member that is, a partner, controlling shareholder or executive officer of any organization to which we have made, or from which we have received, payments in excess of the lesser of (A) 5% of the recipients total gross revenues for that year, or (B) $200,000, within the last 3 years;
(v)	Any person that is, or has an immediate family member that is, an executive officer of another entity where, at any time during the last 3 years, one of our executive officers served on the compensation committee of that other entity; and
(vi)	Any person that is, or has an immediate family member that is, a current partner of our outside auditors or was a partner or employee of our outside auditors during the last 3 years, and personally worked on our audit during that time.

The Company has determined that Gary Childress and Wayne Moorhouse are “independent” when applying both the definition of independence required under the rules of the TSX Venture Exchange, and the definition set out in NASDAQ Rule 5605(a)(2).  John Theobald is not an independent director because of his position as our Chief Executive Officer and President, W. Barry Girling is not independent as he provides consulting services to the Company, and Allen L. Ball is not independent due to his being our controlling shareholder.

Directorships

Certain of the directors of the Company (or nominees for director) are presently a director in one or more other reporting issuers, as follows:

Directors	Other Issuers
John Theobald	Max Resource Corp.
Allen L. Ball	None
W. Barry Girling	Silver One Resources Inc., Zinc One Resources Inc., Broome Capital Inc., Ironwood Capital Corp. SantaCruz Silver Mining Ltd.
Gary Childress	None.
Wayne Moorhouse	None.

Orientation and Continuing Education

The Board of Directors provides an overview of the Company’s business activities, systems and business plan to all new directors. New director candidates have free access to any of the Company’s records, employees or senior management in order to conduct their own due diligence and will be briefed on the strategic plans, short, medium and long term corporate objectives, business risks and mitigation strategies, corporate governance guidelines and existing policies of the Company. The directors are encouraged to update their skills and knowledge by taking courses and attending professional seminars.

Ethical Business Conduct

The Board of Directors believes good corporate governance is an integral component to the success of the Company and to meet responsibilities to shareholders. Generally, the Board of Directors has found that the fiduciary duties placed on individual directors by the Company’s governing corporate legislation and the common law and the restrictions placed by applicable corporate legislation on an individual director’s participation in decisions of the Board of Directors in which the director has an interest have been sufficient to ensure that the Board of Directors operates independently of management and in the best interests of the Company.

The Board of Directors is also responsible for applying governance principles and practices, and tracking development in corporate governance, and adapting “best practices” to suit the needs of the Company. Certain of the directors of the Company may also be directors and officers of other companies, and conflicts of interest may arise between their duties. Such conflicts must be disclosed in accordance with, and are subject to such other procedures and remedies as applicable under Nevada law.

Assessments

The Board of Directors has not implemented a process for assessing its effectiveness. As a result of the Company’s small size and the Company’s stage of development, the Board of Directors considers a formal assessment process to be inappropriate at this time. The Board of Directors plans to continue evaluating its own effectiveness on an ad hoc basis.

The Board of Directors does not formally assess the performance or contribution of individual Board members or committee members.

Shareholder Communication with the Board of Directors

Shareholders desiring to communicate with the Board of Directors on matters other than director nominations should submit their communication in writing to Matthew Anderson, Chief Financial Officer, I-Minerals Inc., Suite 880, 580 Hornby Street, Vancouver BC V6C 3B6 and identify themselves as a shareholder.  The Chief Financial Officer will forward all such communication to the Chairperson of the Board for a determination as to how to proceed.

 OTHER EXECUTIVE OFFICERS

In addition to John Theobald, the following persons are executive officers of the Company:

Matthew Anderson has been our Chief Financial Officer since July 2011.Mr. Anderson holds a Bachelor of Commerce degree from McGill University and obtained his Chartered Accountant designation in 2008 while articling at a large accounting firm. Matt is a Managing Director with Malaspina Consultants Inc., a private company that provides accounting and administrative infrastructure to junior public companies. He has worked with Malaspina Consultants Inc. since July 2009.  He serves or has served as CFO of a number of junior public companies.

There are no family relationships between Mr. Anderson and any other director or executive officer.  Mr. Anderson is currently not engaged in legal proceedings to which he is a party adverse to us or in which he has a material interest adverse to us.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the total compensation paid to or earned by the Company’s name executive officers, as that term is defined in Item 402(m)(2) of Regulation S-K of the Exchange Act, (“Named Executive Officers”) as of its fiscal years ended April 30, 2018 and 2017.

SUMMARY COMPENSATION TABLE
Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(4)	Non-Equity Incentive Plan Compen-sation ($)	Nonqualified Deferred Compen-sation Earnings ($)	All Other Compen-sation ($)	Total ($)
John Theobald(1)	2018	25,000	0	0	0	0	0	0	25,000
President, CEO & Director	2017	0	0	0	0	0	0	0	0
Thomas M. Conway(2) Former President, CEO & Director	2018	125,000	0	0	0	0	0	62,500	200,000
	2017	150,000	0	0	11,047	0	0	9,255	170,302
Matthew Anderson(3) CFO	2018	21,871	0	0	0	0	0	0	21,871
	2017	23,759	0	0	0	0	0	0	23,759

Notes:

(1)	Mr. John Theobald became President and CEO of the Company in March 2018. Mr. Theobald has an agreement dated March 1, 2018, pursuant to which he is paid a salary of $12,500 per month.
(2)	Mr. Conway was President and CEO of the Company from January 2011 to February 2018 and he was compensated pursuant to the terms of his amended employment agreement dated April 1, 2013, pursuant to which he is paid a salary of $12,500 per month. The Company has accrued five months of salary as a termination benefit.
(3)	Mr. Anderson is compensated pursuant to the terms of his consulting agreement dated October 1, 2011, pursuant to which he is paid an hourly rate. Mr. Anderson’s consulting agreement may be terminated on sixty days’ written notice.
(4)	The determination of non-cash value of option awards is based upon the grant date fair value determined using the Black-Scholes Option pricing model.

Outstanding Equity Awards at Fiscal Year End Table

The following table provides information concerning unexercised options for each of our named executive officers, as that term is defined in Item 402(m)(2) of Regulation S-K as of our fiscal year end of April 30, 2018.

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price (CAD$)	Option Expiration Date
JOHN THEOBALD Chief Executive Officer, President and Director	300,000	-	-	0.30	07/21/2021
MATTHEW ANDERSON Chief Financial Officer	150,000	-	-	0.10	07/30/2018
	100,000	-	-	0.25	01/29/2020

Director Compensation

The following table sets forth the compensation paid to our directors during our April 30, 2017 fiscal year, other than directors who were also named executive officers as that term is defined in Item 402(m)(2). Compensation paid to directors who were also named executive officers during our April 30, 2018 fiscal year is set out in the tables above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Allen L. Ball	-	-	-	-	-	-	-
W. Barry Girling(1)	-	-	-	-	-	96,000	96,000
Gary Childress	-	-	-	-	-	-	-
Wayne Moorhouse(2)	3,270	-	-	-	-	-	3,270
John Theobald(3)	-	-	-	-	-	62,913	62,913

Notes:

(1)	Management and consulting fees of $96,000 were charged by RJG Capital Corporation, a wholly-owned company of Mr. Girling.
(2)	Mr. Moorhouse is compensated at a rate of CAD$1,000 per quarter for acting as Chair of the Audit Committee.
(3)	Consulting fees of $62,913 were charged by Erimus Management Ltd., a wholly-owned company of Mr. Theobald. These fees were charged prior to Mr. Theobald being appointed CEO.
(4)	The determination of non-cash value of option awards is based upon the grant date fair value determined using the Black-Scholes Option pricing model.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who beneficially own more than ten percent of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on the Company’s review of the copies of such forms received by it, the Company believes that during the fiscal year ended April 30, 2018 all such filing requirements were complied with other than the following.

Name and Principal Position	Number of Late InsiderReports	Transactions Not Timely Reported	Known Failures to File a Required Form
Allen L. Ball Director and 10% Holder	Three	Three	None
BV Natural Resources LLC 10% Holder	Three	Three	Three

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed below, none of the following parties has, during our last two fiscal years, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us, in which the Company is a participant and the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets for the last two completed fiscal years:

(i)	Any of our directors or officers;

(ii)	Any person proposed as a nominee for election as a director;

(iii)	Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding common shares;

(iv)	Any of our promoters; and

(v)	Any relative or spouse of any of the foregoing persons who has the same house as such person.

Compensation Arrangements

During the year ended April 30, 2018, management and consulting fees of $96,000 (2017 - $96,000) were charged by RJG Capital Corporation, a wholly-owned company of W. Barry Girling, Director. Wayne Moorhouse, Director, charged $3,270 (2017 - $2,911) in management and consulting fees.  A further $275,000 (2016 - $150,000) in salary was earned by Thomas M. Conway who was President and CEO of the Company from January 2011 to February 2018 and he was compensated pursuant to the terms of his amended employment agreement dated April 1, 2013, pursuant to which he is paid a salary of $12,500 per month.  The Company has accrued five months of salary as a termination benefit. $21,871 (2017 - $23,759) was charged by Malaspina Consultants Inc. for the services of Matt Anderson, CFO, and are included in professional fees.  John Theobald, Director, charged $62,913 (2017 - $54,124) in mineral property expenditures through his wholly-owned company Erimus Management Ltd. See “Executive Compensation – Summary Compensation Table” and “Executive Compensation – Director Compensation”.

Indebtedness

As at April 30, 2018, we recorded accounts payable and accrued liabilities of $268,801 (2017 - $197,954) in connection with amounts owed to our directors, an officer and a former director.  At April 30, 2018, we owed Wayne Moorhouse, Director, $4,150, Tom Conway, former CEO and Director, $68,617, Erimus Management Ltd, a company controlled by John Theobald, CEO, $5,585, John Theobald, CEO and Director, $15,449 and Ball Ventures, LLC, a company controlled by Allen L. Ball, $175,000.  At April 30, 2017, we owed Wayne Moorhouse, Director, $1,465, Tom Conway, former CEO and Director, $1,668, Erimus Management Ltd, a company controlled by John Theobald, Director, $19,821 and Ball Ventures, LLC, a company controlled by Allen L. Ball, $175,000.  All amounts are non- interest bearing, unsecured, and due on demand.

Loan Agreements with Directors

On September 13, 2013, January 27, 2014 and December 4, 2014, the Company entered into agreements with BV Lending LLC, a company controlled by Allen L. Ball, a director of our Company (the “Lender”) pursuant to which $5,787,280 was advanced to the Company in tranches (the “First Promissory Notes”).  The First Promissory Notes were to mature as to $3,000,000 on December 2, 2016 and the balance due on December 31, 2016.

On February 18, 2015 and December 1, 2015, the Company entered into agreements with the Lender pursuant to which $5,457,000 was advanced to the Company in tranches (the “Second Promissory Notes”).  The Second Promissory Notes mature were to mature as to $1,000,000 on December 2, 2016, $2,000,000 on June 2, 2017 and the balance due on December 2, 2017.

On June 1, 2016, January 19, 2018 and March 30, 2018, the Company entered into agreements with the Lender pursuant to which up to an additional $4,045,000 will be advanced to the Company in tranches (the “Third Promissory Notes”).  In addition, the First Promissory Notes and the Second Promissory Notes were amended and combined with the Third Promissory Notes with a modified maturity date of December 2, 2017.  All other terms of the First Promissory Notes and the Second Promissory Notes remained unchanged.

On October 25, 2017, the Company entered into an amending agreement with the Lender to extend the maturity date of the outstanding Promissory Notes from December 2, 2017 to March 31, 2019. In consideration for the extension, the Company agreed to pay a 1% extension fee in the amount of $168,152. The agreement was subject to the approval of the TSX-V, which was received on December 13, 2017.

In accordance with the guidance of ASC 470-50 and ASC 470-60, the Company determined that the June 1, 2016 agreement and the October 25, 2017 agreement resulted in a debt modifications, not a debt extinguishments or a troubled debt restructurings.  The aggregate finance fees relating to the promissory notes are being amortized to the Statement of Loss over the revised life of the promissory notes using the effective interest method.

As at April 30, 2018, the Company had received $3,640,000 in advances pursuant to the Third Promissory Notes.  During the three months ended July 31, 2018, the Company received the final $405,000 in advances.

Certain conditions may result in early repayment including immediate repayment in the event a person currently not related to the Company acquires more than 40% of the outstanding common shares of the Company.  Debt issuance costs will be amortized over the estimated maturity life of the promissory notes.

The promissory notes bear interest at the rate of 12% per annum and during the year ended April 30, 2018, the Company recorded interest of $1,976,595 (2017 - $1,576,365).  Interest is payable semi-annually as calculated on May 31st and November 30th of each year.  Interest is to be paid either in cash, in common shares or deemed an advance of principal at the option of the Lender.  As part of the Third Promissory Notes agreement dated June 1, 2016, interest payable of $640,130 was transferred to the promissory notes balance as a deemed advance.  This balance transferred was not subject to bonus shares or bonus warrants.  The $640,130 of interest was for the period from December 1, 2015 to May 31, 2016.  The lender also elected to have interest payable from June 1, 2016 to May 31, 2018 of $3,626,234 deemed as advances (not subject to bonus shares or bonus warrants).

The Company and the Lender agreed that the Lender is to receive bonus shares equal to 7.5% of each loan tranche advanced under the Second Promissory Notes and Third Promissory Notes divided by the Company’s common share market price.  In addition, the Company will issue the Lender an equal number of share purchase warrants for each loan tranche advanced.  Each bonus share purchase warrant will entitle the Lender to purchase one common share of the Company at a price equal to the greater of (a) the market price of the Company’s common shares on the date of the advance and (b) the volume weighted average price of the Company’s common shares over the twenty trading days immediately prior to the date of the advance.  The bonus share purchase warrants expire on the earlier of (a) December 31, 2018 and (b) the date the advance has been repaid in full, including interest.  Advances received under the First Promissory Notes had the same terms other than the number of bonus shares and bonus share purchase warrants being based on 6% of each loan tranche advanced and the bonus share purchase warrants were to expire on December 1, 2016.

During the year ended April 30, 2018, the Company issued 403,844 bonus shares to the Lender at the fair value of $115,875, based on their quoted market price at the date the advances were received, including 88,089 shares having a fair value of $29,625 that the Company had committed to issue as at April 30, 2017.  At April 30, 2018, the Company was committed to issuing an additional 221,673 bonus shares to the Lender at the fair value of $50,625.  The fair value of the bonus shares was determined by reference to the trading price of the Company’s common shares on the date the advances were received.  On August 10, 2018, the Company issued 361,657 bonus share to the Lender.

During the year ended April 30, 2017, the Company issued 852,562 bonus shares to the Lender at the fair value of $200,756, based on their quoted market price at the date the advances were received, including 349,325 shares having a fair value of $81,112 that the Company had committed to issue as at April 30, 2016.

The fair value of 537,428 bonus share purchase warrants committed to be issued (based on advances received during the period) during the year ended April 30, 2018 of $24,666 was estimated using the Black-Scholes option pricing model with the following weighted average assumptions: stock price – CAD$0.322; exercise price – CAD$0.337; expected risk-free interest rate – 1.33%; expected life – 1.05 years; expected volatility – 46% and expected dividend rate – 0%.

The fair value of 622,569 bonus share purchase warrants committed to be issued (based on advances received during the period) during the year ended April 30, 2017 of $65,711 was estimated using the Black-Scholes option pricing model with the following weighted average assumptions: stock price – CAD$0.315; exercise price – CAD$0.320; expected risk-free interest rate – 1.15%; expected life – 2.32 years; expected volatility – 78% and expected dividend rate – 0%.

The aggregate finance fees (bonus shares and bonus warrants) are recorded against the promissory notes balance and are being amortized to the Statement of Loss over the life of the promissory notes using the effective interest method.  The accretion expense in respect of the debt discount recorded on the issuance of bonus shares and warrants totalled $444,394 for the year ended April 30, 2018 (2017 - $489,646).  The unamortized debt discount as at April 30, 2018 is $195,991 (2017 – $310,693).

The promissory notes are collateralized by the Company’s Helmer-Bovill Property.

On September 11, 2018, the Company entered into a Loan Agreement with the Lender pursuant to which up to $2,500,000 will be advanced to the Company in tranches (the “Fifth Promissory Notes”).  The Fifth Promissory Notes bear interest at the rate of 14% per annum payable semi-annually as calculated on May 31st and November 30th of each year.  Interest is to be paid either in cash, in common shares or deemed an advance of principal at the option of the Lender.  The Company and the Lender agreed that the Lender is to receive bonus shares equal to 6% of each loan tranche advanced under the Fifth Promissory Notes divided by the Company’s common share market price.  The Fifth Promissory Notes are collateralized by the Company’s Helmer-Bovill Property.  The Fifth Promissory Notes are due on or before December 31, 2019.  As of October 23, 2018, the Company had received advances of $720,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of the Company’s common shares owned beneficially as of October 11, 2018 by: (i) each person (including any group) known to the Company to own more than five percent (5%) of any class of the voting securities, (ii) each of the Company’s directors and each of the named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Title Of Class	Name And Address Of Beneficial Owner	Amount And Nature Of Beneficial Ownership	Percentage Of Common Shares(1)
DIRECTORS AND OFFICERS
Common Shares	JOHN THEOBALD Chief Executive Officer, President and Director	1,550,000 Common Shares(2) Direct	1.7%
Common Shares	MATTHEW ANDERSON Chief Financial Officer	250,000 Common Shares(3) Direct	0.3%
Common Shares	ALLEN L. BALL Director	39,347,259 Common Shares(4) Direct and Indirect	41.9%
Common Shares	W. BARRY GIRLING Director	2,098,277 Common Shares(5) Direct and Indirect	2.3%
Common Shares	GARY CHILDRESS Director	300,000 Common Shares(6) Direct	0.3%
Common Shares	WAYNE MOORHOUSE Director	300,000 Common Shares(7) Direct	0.3%
	All Officers and Directors as a Group (6 persons)	43,861,036 Common Shares	46.8%
HOLDERS OF MORE THAN 5% OF THE COMPANY’S COMMON SHARES
Common Shares	ALLEN L. BALL 6465 South 5th West, Idaho Falls, Idaho 83404	39,347,259 Common Shares(4) Direct and Indirect	41.9%

Notes:

(1)	Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of our shares actually outstanding on October 11, 2018. As of October 11, 2018, there were 90,793,612 common shares issued and outstanding.
(2)	The number of shares listed as beneficially owned by Mr. Theobald consists of (i) an option to purchase 300,000 common shares at a price of CAD$0.30 per share until July 21, 2021 and (ii) an option to purchase 1,250,000 common shares at a price of CAD$0.25 per share until August 29, 2023.
(3)	The number of shares listed as beneficially owned by Mr. Anderson consists of (i) 150,000 common shares held directly by Mr. Anderson and (ii) an option to purchase 100,000 common shares at a price of CAD$0.25 per share until January 29, 2020.
(4)	The number of shares listed as beneficially owned by Mr. Ball consists of: (i) 275,500 common shares held directly by Mr. Ball, (ii) 35,534,399 common shares held by BV Naturally Resources LLC; (iii) an option to purchase 200,000 common shares at a price of CAD$0.25 per share until January 29, 2020 held directly by Mr. Ball; and (iv) 3,337,360 share purchase warrants exercisable at prices from CAD$0.22 to CAD$0.54 per share until December 31, 2018 held by BV Lending, LLC.

(5)	The number of shares listed as beneficially owned by Mr. Girling consists of: (i) 865,903 common shares held by Mr. Girling, (ii) 633,104 common shares held by RJG Capital Corp., (iii) an option to purchase 300,000 common shares at a price of CAD$0.25 per share until January 29, 2020; and (iv) 314,770 share purchase warrants exercisable at a price of CAD$0.40 per share until January 31, 2019.
(6)	The number of shares listed as beneficially owned by Mr. Childress consists of (i) an option to purchase 150,000 common shares at a price of CAD$0.25 per share until November 19, 2018; and (ii) an option to purchase 150,000 common shares at a price of CAD$0.25 per share until January 29, 2020.
(7)	The number of shares listed as beneficially owned by Mr. Moorhouse consists of (i) an option to purchase 150,000 common shares at a price of CAD$0.25 per share until January 8, 2019 and (ii) an option to purchase 150,000 common shares at a price of CAD$0.25 per share until January 29, 2020.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended.  The Company files reports, proxy statements and other information with the SEC.  You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section of the SEC, Room 1580, 100 F Street NE, Washington D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC also maintains an Internet website, located at www.sec.gov that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

Our Annual Report on Form 10-K for the fiscal year ended April 30, 2018 accompanies this Proxy Statement but does not constitute a part of the proxy soliciting material. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2017, including financial statements but without exhibits, is available without charge to any person whose vote is solicited by this proxy upon written request to I-Minerals Inc., Suite 880, 580 Hornby Street, Vancouver, British Columbia, Canada V6C 3B6, Attention: Matthew Anderson, Chief Financial Officer.  Copies also may also be obtained through the SEC’s web site at www.sec.gov.   Our website is located at http://www.imineralsinc.com.

BY ORDER OF THE BOARD OF DIRECTORS OF I-MINERALS INC.

Date: October 23, 2018

/s/ John Theobald
John Theobald Chief Executive Officer, President and Director

APPENDIX “A”

I-MINERALS INC.

(the “Company”)

INCENTIVE STOCK OPTION PLAN

(the "Plan")

1.	Purpose of the Plan

The purpose of the Plan is to assist the Corporation in attracting, retaining and motivating "Directors", "Employees" and "Consultants" of the Corporation (as those terms are defined in TSX Venture Exchange Policy 4.4, and which terms are hereinafter collectively referred to as "Directors, Employees and Consultants") and any of its subsidiaries and to closely align the personal interests of such Directors, Employees and Consultants with those of the shareholders by providing them with the opportunity, through options, to acquire common shares in the capital of the Corporation.

2.	Implementation

The Plan and the grant and exercise of any options under the Plan are subject to compliance with the applicable requirements of each stock exchange ("exchanges") on which the shares of the Corporation are listed at the time of the grant of any options under the Plan and of any governmental authority or regulatory body to which the Corporation is subject.

3.	Administration

The Plan shall be administered by the Board of Directors of the Corporation which shall, without limitation, subject to the approval of the exchanges, have full and final authority in its discretion, but subject to the express provisions of the Plan, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan.  The Board of Directors may delegate any or all of its authority with respect to the administration of the Plan and any or all of the rights, powers and discretions with respect to the Plan granted to it hereunder to such committee of directors of the Corporation as the Board of Directors may designate and upon such delegation such committee of directors, as well as the Board of Directors, shall be entitled to exercise any or all of such authority, rights, powers and discretions with respect to the Plan.  When used hereafter in the Plan, "Board of Directors" shall be deemed to include a committee of directors acting on behalf of the Board of Directors.

4.         Shares Issuable Under the Plan

Subject to the requirements of the TSX Venture Exchange:

(a)	the aggregate number of shares (“Optioned Shares”) that may be issuable pursuant to options granted under the Plan will not exceed 10% of the number of issued shares of the Corporation at the time of the granting of options under the Plan;

(b)	no more than 5% of the issued shares of the Corporation, calculated at the date the option is granted, may be granted to any one Optionee (as hereinafter defined) in any 12 month period;

(c)	no more than 2% of the issued shares of the Corporation, calculated at the date the option is granted, may be granted to any one Consultant in any 12 month period;

(d)	no more than an aggregate of 2% of the issued shares of the Corporation, calculated at the date the option is granted, may be granted to Persons (as that term is defined in TSX Venture Exchange Policy 1.1) employed to provide "Investor Relations Activities" (as that term is defined in TSX Venture Exchange Policy 1.1) in any 12 month period.

5.	Eligibility

5.01	General

Options may be granted under the Plan to Directors, Employees and Consultants of the Corporation and any of its subsidiaries (collectively the "Optionees" and individually an "Optionee"). Subject to the provisions of the Plan, the total number of Optioned Shares to be made available under the Plan and to each Optionee, the time or times and price or prices at which options shall be granted, the time or times at which such options are exercisable, and any conditions or restrictions on the exercise of options, shall be in the full and final discretion of the Board of Directors.

5.02	Options Granted to Employees, Consultants or Management Company Employees

The Corporation represents that, in the event it wishes to grant options under the Plan to Employees, Consultants or "Management Company Employees" (as that term is defined in TSX Venture Exchange Policy 4.4), it will only grant such options to Optionees who are bona fide Employees, Consultants or Management Company Employees, as the case may be.

6.	Terms and Conditions

All options under the Plan shall be granted upon and subject to the terms and conditions hereinafter set forth.

6.01	Exercise price

The exercise price to each Optionee for each Optioned Share shall be determined by the Board of Directors but shall not, in any event, be less than the "Discounted Market Price" of the Corporation's common shares as traded on the TSX Venture Exchange (as that term is defined in TSX Venture Exchange Policy 1.1), or such other price as may be agreed to by the Corporation and accepted by the TSX Venture Exchange; provided that the exercise price for each Optioned Share in respect of options granted within 90 days of a "Distribution" by a "Prospectus" (as those terms are defined in TSX Venture Exchange Policy 1.1) shall not be less than the greater of the Discounted Market Price and the price per share paid by public investors for listed shares of the Corporation under the Distribution.

6.02	Reduction in the Exercise Price of Options Granted to Insiders

In the event the Corporation wishes to reduce the exercise price of any options held by "Insiders" (as that term is defined in TSX Venture Exchange Policy 1.1) of the Corporation at the time of the proposed reduction, the approval of the disinterested Shareholders of the Corporation will be required prior to the exercise of any such options at the reduced exercise price.

6.03	Option Agreement

All options shall be granted under the Plan by means of an agreement (the "Option Agreement") between the Corporation and each Optionee in the form attached hereto as Schedule "A" or such other form as may be approved by the Board of Directors, such approval to be conclusively evidenced by the execution of the Option Agreement by any one director or officer of the Corporation, or otherwise as determined by the Board of Directors.

6.04	Length of Grant

Subject to sections 6.10, 6.11, 6.12, 6.13 and 6.14 all options granted under the Plan shall expire not later than that date which is 5 years from the date such options were granted.

6.05	Non-Assignability of Options

An option granted under the Plan shall not be transferable or assignable (whether absolutely or by way of mortgage, pledge or other charge) by an Optionee other than by will or other testamentary instrument or the laws of succession and may be exercisable during the lifetime of the Optionee only by such Optionee.

6.06	Vesting Schedule for Options Granted to Consultants performing Investor Relations Activities

An Optionee who is a Consultant performing Investor Relations Activities who is granted an option under the Plan will become vested with the right to exercise one-quarter (1/4) of the option upon the conclusion of every 3 months subsequent to the date of the grant of the option, such that that Optionee will be vested with the right to exercise one hundred percent (100%) of his option upon the conclusion of 12 months from the date of the grant of the option. (By way of example, in the event that Optionee did not exercise one-quarter (1/4) of his option at the conclusion of 3 months from the date of the grant of the option, he would be entitled to exercise one-half (1/2) of his option upon the conclusion of 6 months from the date of the grant of the option.)

6.07	Right to Postpone Exercise

Each Optionee, upon becoming entitled to exercise the option in respect of any Optioned Shares in accordance with the Option Agreement, shall thereafter be entitled to exercise the option to purchase such Optioned Shares at any time prior to the expiration or other termination of the Option Agreement or the option rights granted thereunder in accordance with such agreement.

6.08	Exercise and Payment

Any option granted under the Plan may be exercised by an Optionee or, if applicable, the legal representatives of an Optionee, giving notice to the Corporation specifying the number of shares in respect of which such option is being exercised, accompanied by payment (by cash or certified cheque payable to the Corporation) of the entire exercise price (determined in accordance with the Option Agreement) for the number of shares specified in the notice. Upon any such exercise of an option by an Optionee the Corporation shall cause the transfer agent and registrar of shares of the Corporation to promptly deliver to such Optionee or the legal representatives of such Optionee, as the case may be, a share certificate in the name of such Optionee or the legal representatives of such Optionee, as the case may be, representing the number of shares specified in the notice.

6.09	Rights of Optionees

The Optionees shall have no rights whatsoever as shareholders in respect of any of the Optioned Shares (including, without limitation, voting rights or any right to receive dividends, warrants or rights under any rights offering) other than Optioned Shares in respect of which Optionees have exercised their option to purchase and which have been issued by the Corporation.

6.10	Third Party Offer

If at any time when an option granted under the Plan remains unexercised with respect to any common shares, an offer to purchase all of the common shares of the Corporation is made by a third party, the Corporation may upon giving each Optionee written notice to that effect, require the acceleration of the time for the exercise of the option rights granted under the Plan and of the time for the fulfilment of any conditions or restrictions on such exercise.

6.11	Alterations in Shares

In the event of a stock dividend, subdivision, redivision, consolidation, share reclassification (other than pursuant to the Plan), amalgamation, merger, corporate arrangement, reorganization, liquidation or the like of or by the Corporation, the Board of Directors may make such adjustment, if any, of the number of Optioned Shares, or of the exercise price, or both, as it shall deem appropriate to give proper effect to such event. If because of a proposed merger, amalgamation or other corporate arrangement or reorganization, the exchange or replacement of shares in the Corporation for those in another corporation is imminent, the Board of Directors may, in a fair and equitable manner, determine the manner in which all unexercised option rights granted under the Plan shall be treated including, for example, requiring the acceleration of the time for the exercise of such rights by the Optionees and of the time for the fulfilment of any conditions or restrictions on such exercise. All determinations of the Board of Directors under this section 6.11 shall be full and final.

6.12	Termination for Cause

Subject to section 6.13, if an Optionee ceases to be either a Director, Employee, Consultant or Management Company Employee of the Corporation or of any of its subsidiaries as a result of having been dismissed from any such position for cause, all unexercised option rights of that Optionee under the Plan shall immediately become terminated and shall lapse, notwithstanding the original term of the option granted to such Optionee under the Plan.

6.13	Termination Other Than For Cause

If an Optionee ceases to be either a Director, Employee, Consultant or Management Company Employee of the Corporation or any of its subsidiaries for any reason other than as a result of having been dismissed for cause as provided in section 6.12 or as a result of the Optionee's death, such Optionee shall have the right for a period of 90 days (or until the normal expiry date of the option rights of such Optionee if earlier) from the date of ceasing to be either a Director, Employee, Consultant or Management Company Employee to exercise the option under the Plan with respect to all Optioned Shares of such Optionee to the extent they were exercisable on the date of ceasing to be either a Director, Employee, Consultant or Management Company Employee. Upon the expiration of such 90 day period all unexercised option rights of that Optionee shall immediately become terminated and shall lapse notwithstanding the original term of the option granted to such Optionee under the Plan.

If an Optionee engaged in performing Investor Relations Activities to the Corporation ceases to be employed in performing such Investor Relations Activities, such Optionee shall have the right for a period of 30 days (or until the normal expiry date of the option rights of such Optionee if earlier) from the date of ceasing to perform such Investor Relations Activities to exercise the option under the Plan with respect to all Optioned Shares of such Optionee to the extent there were exercisable on the date of ceasing to perform such Investor Relations Activities. Upon the expiration of such 30-day period all unexercised option rights of that Optionee shall immediately become terminated and shall lapse notwithstanding the original term of the option granted to such Optionee under the Plan.

6.14	Deceased Optionee

In the event of the death of any Optionee, the legal representatives of the deceased Optionee shall have the right for a period of one year (or until the normal expiry date of the option rights of such Optionee if earlier) from the date of death of the deceased Optionee to exercise the deceased Optionee's option with respect to all of the Optioned Shares of the deceased Optionee to the extent they were exercisable on the date of death. Upon the expiration of such period all unexercised option rights of the deceased Optionee shall immediately become terminated and shall lapse notwithstanding the original term of the option granted to the deceased Optionee under the Plan.

7.	Amendment and Discontinuance of Plan

Subject to the acceptance of the exchanges, the Board of Directors may from time to time amend or revise the terms of the Plan or may discontinue the Plan at any time, provided that no such action may in any manner adversely affect the rights under any options earlier granted to an Optionee under the Plan without the consent of that Optionee.

8.	No Further Rights

Nothing contained in the Plan nor in any option granted hereunder shall give any Optionee or any other person any interest or title in or to any shares of the Corporation or any rights as a shareholder of the Corporation or any other legal or equitable right against the Corporation whatsoever other than as set forth in the Plan and pursuant to the exercise of any option, nor shall it confer upon the Optionees any right to continue as a Director, Employee or Consultant of the Corporation or of any of its subsidiaries.

9.	Compliance with Laws

The obligations of the Corporation to sell shares and deliver share certificates under the Plan are subject to such compliance by the Corporation and the Optionees as the Corporation deems necessary or advisable with all applicable corporate and securities laws, rules and regulations.

SCHEDULE “A”

I-Minerals Inc

INCENTIVE STOCK OPTION PLAN

OPTION AGREEMENT

OPTION EXERCISE FORM

Without prior written approval of the TSX Venture Exchange and compliance with all applicable securities legislation, the securities represented by this agreement and any securities issued upon exercise thereof may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until ♦ ♦, ♦ [four months and one day after the Grant Date].

This Option Agreement is entered into between I-Minerals Inc. (the “Company”) and the Optionee named below pursuant to the Company’s Incentive Stock Option Plan (the “Plan”), and confirms that:

1.	on ♦ ♦, ♦ (the “Grant Date”);

2.	♦ (the “Optionee”);

3.	was granted the option (the “Option”) to purchase ♦ Common Shares (the “Option Shares”) of the Company;

4.	for the price (the “Option Price”) of $♦ per share;

5.	which shall be exercisable as fully Vested as follows: ♦;

6.	terminating on ♦ ♦, ♦ (the “Expiry Date”);

all on the terms and subject to the conditions set out in the Plan.  For greater certainty, once Option Shares have been granted, they continue to be exercisable until the termination or cancellation thereof as provided in this Option Agreement and the Plan.

By signing this Option Agreement, the Optionee acknowledges that the Optionee has read and understands the Plan and agrees to the terms and conditions of the Plan and this Option Agreement.

By signing this Option Agreement, the Optionee also acknowledges that, as  required by the Canada Revenue Agency, the Optionee will be required to provide the Company with the following payments:

(a)	a payment for the number of Option Shares being exercised at the Option Price;

(b)	a payment equal to the income taxes due on the net stock option benefit, which amount is comprised of the full taxable employment benefit, less the 50% stock option benefit deduction to which the Optionee may be entitled; and

(c)	a payment equal to the Canada Pension Plan contribution due in respect of the full taxable employment benefit (without taking into consideration the 50% deduction) to be received by the Optionee through such exercise, notwithstanding that the Optionee may have already contributed the maximum amount of Canada Pension Plan contributions for the calendar year in which all or any portion of the Option is exercised, unless the Optionee provides the Company with a copy of the Election to stop paying into the Canada Pension Plan that has been filed with the Canada Revenue Agency, or the Optionee is over the age of 69.

IN WITNESS WHEREOF the parties hereto have executed this Option Agreement as of the ♦ day of ♦, ♦.

♦ (the Optionee)	I-Minerals Inc. Per: Authorized Signatory

APPENDIX “B”

I-MINERALS INC.

(the “Company”)

AUDIT COMMITTEE CHARTER

PURPOSE OF THE COMMITTEE

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company is to provide an open avenue of communication between management, the Company’s independent auditor and the Board and to assist the Board in its oversight of:

•               the integrity, adequacy and timeliness of the Company’s financial reporting and disclosure practices;

•               the Company’s compliance with legal and regulatory requirements related to financial reporting; and

•               the independence and performance of the Company’s independent auditor.

The Committee shall also perform any other activities consistent with this Charter, the Company’s articles and governing laws as the Committee or Board deems necessary or appropriate.

The Committee shall consist of at least three directors. Members of the Committee shall be appointed by the Board and may be removed by the Board in its discretion. The members of the Committee shall elect a Chairman from among their number. A majority of the members of the Committee must not be officers or employees of the Company or of an affiliate of the Company. The quorum for a meeting of the Committee is a majority of the members who are not officers or employees of the Company or of an affiliate of the Company. With the exception of the foregoing quorum requirement, the Committee may determine its own procedures.

The Committee’s role is one of oversight. Management is responsible for preparing the Company’s financial statements and other financial information and for the fair presentation of the information set forth in the financial statements in accordance with generally accepted accounting principles (“GAAP”). Management is also responsible for establishing internal controls and procedures and for maintaining the appropriate accounting and financial reporting principles and policies designed to assure compliance with accounting standards and all applicable laws and regulations.

The independent auditor’s responsibility is to audit the Company’s financial statements and provide its opinion, based on its audit conducted in accordance with generally accepted auditing standards, that the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in accordance with GAAP.

The Committee is responsible for recommending to the Board the independent auditor to be nominated for the purpose of auditing the Company’s financial statements, preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company, and for reviewing and recommending the compensation of the independent auditor. The Committee is also directly responsible for the evaluation of and oversight of the work of the independent auditor. The independent auditor shall report directly to the Committee.

AUTHORITY AND RESPONSIBILITIES

In addition to the foregoing, in performing its oversight responsibilities the Committee shall:

1.	Monitor the adequacy of this Charter and recommend any proposed changes to the Board.

2.	Review the appointments of the Company’s Chief Financial Officer and any other key financial executives involved in the financial reporting process.

3.	Review with management and the independent auditor the adequacy and effectiveness of the Company’s accounting and financial controls and the adequacy and timeliness of its financial reporting processes.

4.	Review with management and the independent auditor the annual financial statements and related documents and review with management the unaudited quarterly financial statements and related documents, prior to filing or distribution, including matters required to be reviewed under applicable legal or regulatory requirements.

5.	Where appropriate and prior to release, review with management any news releases that disclose annual or interim financial results or contain other significant financial information that has not previously been released to the public.

6.	Review the Company’s financial reporting and accounting standards and principles and significant changes in such standards or principles or in their application, including key accounting decisions affecting the financial statements, alternatives thereto and the rationale for decisions made.

7.	Review the quality and appropriateness of the accounting policies and the clarity of financial information and disclosure practices adopted by the Company, including consideration of the independent auditor’s judgment about the quality and appropriateness of the Company’s accounting policies. This review may include discussions with the independent auditor without the presence of management.

8.	Review with management and the independent auditor significant related party transactions and potential conflicts of interest.

9.	Pre-approve all non-audit services to be provided to the Company by the independent auditor.

10.	Monitor the independence of the independent auditor by reviewing all relationships between the independent auditor and the Company and all non-audit work performed for the Company by the independent auditor.

11.	Establish and review the Company’s procedures for the:

•	receipt, retention and treatment of complaints regarding accounting, financial disclosure, internal controls or auditing matters; and

•	confidential, anonymous submission by employees regarding questionable accounting, auditing and financial reporting and disclosure matters.

12.	Conduct or authorize investigations into any matters that the Committee believes is within the scope of its responsibilities. The Committee has the authority to retain independent counsel, accountants or other advisors to assist it, as it considers necessary, to carry out its duties, and to set and pay the compensation of such advisors at the expense of the Company.

13.	Perform such other functions and exercise such other powers as are prescribed from time to time for the audit committee of a reporting company in Parts 2 and 4 of Multilateral Instrument 52-110 of the Canadian Securities Administrators, the Business Corporations Act (Canada) and the by-laws of the Company.

I-MINERALS INC

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

JIMQ 000002

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
AUSTRALIA

Security Class
COMMON SHARES

Holder Account Number
C9999999999 IND

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Form of Proxy - Annual General Meeting to be held on Tuesday, November 27, 2018

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 10:00 am, Pacific Standard Time, on Friday, November 23, 2018

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

312-588-4290 Direct Dial

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

JIMQ_PRX_283376/000002/000002/i

SAM SAMPLE

C9999999999

IND C01

Appointment of Proxyholder

I/We being holder(s) of **I-Minerals Inc.** hereby appoint(s): **John Theobald**, or failing him, **W. Barry Girling**, or failing him, **Matthew J. Anderson**, or failing him, **Wayne Moorhouse**

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the **Annual General Meeting** of shareholders of **I-Minerals Inc.** to be held at Suite 704 – 595 Howe Street, Vancouver, BC on Tuesday, November 27, 2018 at 10:00 am, Pacific Standard Time and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Number of Directors — For ☐ Against ☐

To Set the Number of Directors at **Five (5)**.

2. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. John Theobald	☐	☐	02. Allen L. Ball	☐	☐	03. W. Barry Girling	☐	☐
04. Gary Childress	☐	☐	05. Wayne Moorhouse	☐	☐			

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3. Appointment of Auditors — For ☐ Withhold ☐

Appointment of **BDO Canada LLP** as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration.

4. Amending Stock Option Plan — For ☐ Against ☐

To consider and, if thought fit, to pass an ordinary resolution approving certain amendments to the Company's 10% rolling Stock Option Plan, as more fully set forth in the Proxy Statement accompanying this notice.

5. Stock Option Plan — For ☐ Against ☐

To consider and, if thought fit, to pass an ordinary resolution approving and ratifying the Company's currently implemented Stock Option Plan, subject to regulatory approval, as more fully set forth in the Proxy Statement accompanying this notice.

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

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